

APRIL 1998

                                                           Chase Manhattan Bank USA, N.A.
                                                        Monthly Certificateholder's Statement

                                                           Chase Credit Card Master Trust
                                                                    Series 1995-4
                                                                                                         Distribution Date:  5/15/98

Section 5.2 - Supplement                                                Class A           Class B         Collateral        Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00              0.00            0.00               0.00

(ii)    Monthly Interest Distributed                             4,368,750.00        318,473.65      176,757.56       4,863,981.21
        Deficiency Amounts                                               0.00              0.00                               0.00
        Additional Interest                                              0.00              0.00                               0.00
        Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)   Collections of Principal Receivables                    31,458,269.02      2,246,959.30    3,745,091.95      37,450,320.26

(iv)    Collections of Finance Charge Receivables                4,209,848.15        300,695.42      501,180.42       5,011,723.99

(v)     Aggregate Amount of Principal Receivables                                                                16,053,462,166.01

                                        Investor Interest      300,000,000.00     21,428,000.00   35,714,857.14     357,142,857.14
                                        Adjusted Interest      300,000,000.00     21,428,000.00   35,714,857.14     357,142,857.14

                                                  Series
      Floating Investor Percentage                    2.22%           84.00%             6.00%            10.00%            100.00%
      Fixed Investor Percentage                       2.22%           84.00%             6.00%            10.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                        95.41%
              30 to 59 days                                                                                                   1.53%
              60 to 89 days                                                                                                   1.04%
              90 or more days                                                                                                 2.02%
                                                                                                                      --------------
                                              Total Receivables                                                             100.00%

(vii)   Investor Default Amount                                  1,623,549.10        115,964.70        193,282.75     1,932,796.55

(viii)  Investor Charge-Offs                                             0.00              0.00              0.00             0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00              0.00              0.00

(x)     Servicing Fee                                              250,000.00         17,856.67         29,762.38       297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       10.35%

(xii)   Reallocated Monthly Principal                                                      0.00              0.00             0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           300,000,000.00     21,428,000.00     35,714,857.14   357,142,857.14

(xiv)   LIBOR                                                                                                              5.62500%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds                12,309.82            897.36
                                                                                                                     ===============

(xx)    Available Funds                                          6,933,199.64        499,590.48        471,418.04     7,904,208.15

(xxi)   Certificate Rate                                                 5.8250%           5.9450%           6.1813%

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

MAY 1998
                                                         Chase Manhattan Bank USA, N.A.
                                                     Monthly Certificateholder's Statement

                                                         Chase Credit Card Master Trust
                                                                 Series 1995-4
                                                                                                        Distribution Date:   6/15/98

Section 5.2 - Supplement                                           Class A           Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                 0.00              0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                          1,474,805.00        107,483.21       182,620.20         1,764,908.41
        Deficiency Amounts                                            0.00              0.00                                  0.00
        Additional Interest                                           0.00              0.00                                  0.00
        Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)   Collections of Principal Receivables                 31,659,001.72      2,261,296.96     3,768,989.08        37,689,287.76

(iv)    Collections of Finance Charge Receivables             4,401,443.75        314,380.46       523,989.78         5,239,813.99

(v)     Aggregate Amount of Principal Receivables                                                                15,728,860,960.30

                                      Investor Interest     300,000,000.00     21,428,000.00    35,714,857.14       357,142,857.14
                                      Adjusted Interest     300,000,000.00     21,428,000.00    35,714,857.14       357,142,857.14

                                          Series
        Floating Investor Percentage                2.27%            84.00%             6.00%           10.00%              100.00%
        Fixed Investor Percentage                   2.27%            84.00%             6.00%           10.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.44%
                30 to 59 days                                                                                                 1.45%
                60 to 89 days                                                                                                 1.04%
                90 or more days                                                                                               2.07%
                                                                                                                     ---------------
                                     Total Receivables                                                                      100.00%

(vii)   Investor Default Amount                               1,719,982.93        122,852.65       204,763.15         2,047,598.73

(viii)  Investor Charge-Offs                                          0.00              0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00             0.00

(x)     Servicing Fee                                           250,000.00         17,856.67        29,762.38           297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       10.73%

(xii)   Reallocated Monthly Principal                                                   0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)        300,000,000.00     21,428,000.00    35,714,857.14       357,142,857.14

(xiv)   LIBOR                                                                                                              5.69922%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds                  0.00              0.00
                                                                                                                     ==============

(xx)    Available Funds                                       4,151,443.75        296,523.79       494,227.40         4,942,194.95

(xxi)   Certificate Rate                                              5.8992%           6.0192%          6.1734%

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

JUNE 1998

                                                       Chase Manhattan Bank USA, N.A.
                                                    Monthly Certificateholder's Statement

                                                       Chase Credit Card Master Trust
                                                                Series 1995-4
                                                                                                       Distribution Date:    7/15/98

Section 5.2 - Supplement                                        Class A           Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                              0.00              0.00             0.00                    0.00

(ii)    Monthly Interest Distributed                               0.00              0.00       194,166.41              194,166.41
        Deficiency Amounts                                         0.00              0.00                                     0.00
        Additional Interest                                        0.00              0.00                                     0.00
        Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)   Collections of Principal Receivables              33,619,621.27      2,401,337.48     4,002,399.90           40,023,358.65

(iv)    Collections of Finance Charge Receivables          4,702,718.38        335,899.50       559,856.38            5,598,474.26

(v)     Aggregate Amount of Principal Receivables                                                                15,661,957,056.45

                                      Investor Interest  300,000,000.00     21,428,000.00    35,714,857.14          357,142,857.14
                                      Adjusted Interest  300,000,000.00     21,428,000.00    35,714,857.14          357,142,857.14

                                         Series
        Floating Investor Percentage             2.28%            84.00%             6.00%           10.00%                 100.00%
        Fixed Investor Percentage                2.28%            84.00%             6.00%           10.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.37%
                30 to 59 days                                                                                                 1.54%
                60 to 89 days                                                                                                 1.00%
                90 or more days                                                                                               2.09%
                                                                                                                    ---------------
                                      Total Receivables                                                                     100.00%

(vii)   Investor Default Amount                            1,900,779.99        135,766.38       226,286.95            2,262,833.32

(viii)  Investor Charge-Offs                                       0.00              0.00             0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00              0.00             0.00

(x)     Servicing Fee                                        250,000.00         17,856.67        29,762.38              297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       11.23%

(xii)   Reallocated Monthly Principal                                                0.00             0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)     300,000,000.00     21,428,000.00    35,714,857.14          357,142,857.14

(xiv)   LIBOR                                                                                                              5.69922%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds           6,391.86            465.84
                                                                                                                    ===============

(xx)    Available Funds                                    4,459,110.24        318,508.67       530,094.00            5,307,712.91

(xxi)   Certificate Rate                                           5.89922%          6.01922%         6.18125%

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